Exhibit 31.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a),
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Ajay V. Vashee, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q/A of Dropbox, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 20, 2019

DROPBOX, INC.

By:	/s/ Ajay V. Vashee
Name:	Ajay V. Vashee
Title:	Chief Financial Officer (Principal Financial Officer)